Exhibit 99.1

Cubic Energy Reaches Agreement on Comprehensive Restructuring;

Files for Chapter 11 to Implement “Prepackaged” Plan

Operations Continuing in Ordinary Course with Support from All Major Stakeholders

DALLAS, Texas — December 14, 2015 — Cubic Energy Inc. (“Cubic” or the “Company”) today announced that it has reached agreement with each of its prepetition lenders, including its senior secured noteholders, credit facility lenders, and other stakeholders regarding the terms of a comprehensive restructuring of the Company (the “Plan”). In particular, the Plan will enhance the Company’s financial strength, right size its capital structure, and position it for ongoing success.

Among other things, the Plan provides for a partial debt-for-equity swap that will significantly reduce the Company’s outstanding debt and debt payment obligations. Pursuant to the Plan, all existing equity interests in Cubic, including the company’s common stock, will be cancelled without payment or distribution.  Cubic intends to implement the Plan in conjunction with a prepackaged and fully documented restructuring support agreement and plan of reorganization.

To implement the Plan, Cubic and its subsidiaries filed for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on December 11, 2015 (the “Petition Date”).

Cubic on or shortly after the Petition Date will file a proposed plan of reorganization and disclosure statement with the bankruptcy court, along with various “First Day motions” to support its reorganization and the uninterrupted continuation of its business.

Additional information regarding Cubic’s restructuring, as well as Court filings and information about the claims process, are available at https://cases.primeclerk.com/cubicenergy or by calling Cubic’s claims agent, Prime Clerk LLC, at 844-596-2261.

Holland & Knight LLP is serving as legal counsel to Cubic and its debtor-subsidiaries and Houlihan Lokey is serving as financial advisor to Cubic and its debtor-subsidiaries.  Sullivan & Cromwell LLP is serving as legal counsel to the prepetition secured noteholders.

About Cubic

Cubic Energy, Inc. is an independent energy company engaged in the development and production of, and exploration for, crude oil and natural gas and natural gas liquids. The Company’s oil and gas assets and activity are concentrated in east Texas and northwest Louisiana.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including, without limitation, statements about our operations, financial condition and liquidity, strategies, business initiatives, prospects, expectations regarding future events and our financial performance and the development of the industry in which we operate, are forward-looking statements that involve certain risks and uncertainties. While these statements represent Cubic’s current judgment on what the future may hold, and Cubic believes these judgments are based upon reasonable assumptions, these statements are not guarantees of any events or financial results, and the company’s actual results may differ materially.

You should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made.

Cubic undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.